SUPPLEMENT DATED JANUARY 1, 1999
                             TO THE PROSPECTUS OF
                        FRANKLIN TAX-EXEMPT MONEY FUND
                            DATED DECEMBER 1, 1998

The prospectus is amended as follows:

 I. The second sentence of the section "Exchange Privilege" on page 15 is revised to read:

     The fund's shares are considered Class A shares for exchange and other purposes.

 II. The first sentence of the section "Selling Shares In Writing" on page 16 is revised to read:

     Requests to sell $100,000 or less can generally be made over the phone or with a simple letter.

III. The first bulleted item in the section "Selling Shares In
     Writing" on page 16 is revised to read:

     o you are selling more than $100,000 worth of shares

 IV. The first sentence of the section "Contingent Deferred Sales Charge
     (CDSC)" on page 17 is revised to read:

     Most Franklin Templeton Funds impose a 1% CDSC on certain Class A shares sold within 12 months of purchase.

  V. The first sentence of the "By Phone" section in the chart on page 18 is revised to read:

     As long as your transaction is for $100,000 or less, you do not hold share certificates and you have not changed your address by phone within the last 15 days, you can sell your shares by phone.


              Please keep this supplement for future reference.



                       SUPPLEMENT DATED JANUARY 1, 1999
                TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                        FRANKLIN TAX-EXEMPT MONEY FUND
                            DATED DECEMBER 1, 1998

The Statement of Additional Information is amended to revise the last sentence of the first paragraph under "Organization, Voting Rights and Principal Holders" as follows:

     Shares of the fund are considered Class A shares for redemption, exchange and other purposes.


              Please keep this supplement for future reference.